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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

724 Solutions Inc.
(Exact name of registrant as specified in charter)

Canada	000-31146	Inapplicable

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 State Street, Suite 200
Santa Barbara, CA 93101
(Address of principal executive offices)

(805) 884-8308
(Registrant's telephone no., including area code)

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Exhibit 99.1 Press Release, dated July 28, 2004.

  Item 12. Results of Operations and Financial Condition

        On July 28, 2004, 724 Solutions Inc. (the "Company") announced via press release the Company's results for the three and six months ended June 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

        The press release contains non-GAAP financial measures, as such term is used under Regulation G adopted by the Securities and Exchange Commission. The Company believes that the presentation of pro forma numbers is useful to investors because such information excludes accounting charges associated with the Company's past acquisitions, depreciation charges and non-recurring charges with a view to providing investors with insight into the Company's operating costs. The presentation of pro forma results is consistent with our past practice and what we believe to be accepted industry practice.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

724 SOLUTIONS INC.
Date: July 28, 2004
	By:	/s/ GLENN BARRETT Name: Glenn Barrett Title: Chief Financial Officer and Senior Vice President, Corporate Services

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SIGNATURES